NUMBER
     UAB___                                                  COMMON STOCK
                                                             NO PAR VALUE

             UNITED AMERICAS BANKSHARES, INC.                   SHARES
                                                                _______

          INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                                                            SEE REVERSE FOR
                                                                CERTAIN
                                                              DEFINITIONS

                                                          CUSIP 908335 10 1

              THIS CERTIFIES THAT

                                        SPECIMEN



              is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF
                            UNITED AMERICAS BANKSHARES, INC.

              transferable on the books of the Corporation by the holder of record hereof in person or by his duly authorized attorney or legal representative upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the by the Transfer Agent and Registrar.

                   WITNESS the facsimile seal of the Corporation and the
              facsimile signatures of its duly authorized officers.

              Dated:

                    UNITED AMERICAS BANKSHARES, INC.
                               CORPORATE
                                 SEAL
                                 1998
                                GEORGIA

               /s/ Reinaldo Pascual             /s/ Vincent D. Cater
                SECRETARY                PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
     RELIANCE TRUST COMPANY
         (ATLANTA, GA)

By:_____________________________________   TRANSFER AGENT
                                           AND REGISTRAR

                       UNITED AMERICAS BANKSHARES, INC.


     The shares represented by this certificate are subject to all the provisions of the charter and by-laws of the Corporation as from time to time amended (copies of which are on file at the corporate headquarters of the Corporation), to all of which the holder by acceptance hereof assents.
     The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued. Any request for such statements may be made to the secretary of the Corporation at its registered office.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties           UNIF GIFT MIN ACT -- ______________ Custodian ______________
     JT TEN  -- as joint tenants with right of                                  (Cust)                   (Minor)
                survivorship and not as tenants                             under Uniform Gifts to Minors
                in common                                                   Act ____________________________________
                                                                                             (State)

                        Additional abbreviations may also be used though not in the above list.

       For value received, __________________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

     ______________________________________
     |                                     |
     |                                     |
     |_____________________________________|

     _________________________________________________________________________
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE
                                    OF ASSIGNEE)

     _________________________________________________________________________

     _________________________________________________________________________

     ___________________________________________________________________Shares
     represented by the within Certificate, and do hereby irrevocably constitute and appoint

     _________________________________________________________________Attorney
     to transfer the said stock on the books of the within-named
     Corporation with full power of substitution in the premises.

     Dated ______________________________________



                                          _____________________________________
                                 NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME AS
                                          WRITTEN UPON THE FACE OF THIS
                                          CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.


                SIGNATURE(S) GUARANTEED:  ______________________________________
                                          THE SIGNATURE(S) SHOULD BE GUARANTEED
                                          BY AN ELIGIBLE GUARANTOR INSTITUTION
                                          (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                          ASSOCIATIONS AND CREDIT UNIONS WITH
                                          MEMBERSHIP IN AN APPROVED SIGNATURE
                                          MEDALLION PROGRAM), PURSUANT TO S.E.C.
                                          RULE 17Ad-15.







_____________________________      ____________________________________________

AMERICAN BANK NOTE COMPANY          PRODUCTION COORDINATOR:  MARY TARTAGLIA:
   680 BLAIR MILL ROAD               215-830-2154     PROOF OF JUNE 10, 1999
    HORSHAM, PA  19044                         UNITED AMERICAS
     (215) 657-3480                               H 62196bk
_______________________________     ___________________________________________
  SALES:  A. HOBBS:                       OPERATOR                     HJ
          404-525-1455
_______________________________     ___________________________________________
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    UNITEDAMER62196/                                   NEW
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